SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 02, 2022

Date of Report (Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs, Las Vegas, NV 89141

(Address of principal executive offices) (Zip code)

Company’s telephone number, including area code: (702) 683-8946

ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Principal Officers.

Las Vegas, NV—December 02, 2022 – Crown Equity Holdings, Inc. (OTCPINK: CRWE) announced today it has accepted the resignation of its board member, Shawn Jones, a Board member, and Business Developer/Merger and Acquisition Manager, effective immediately.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated December 02, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: December 02, 2022	By:	/s/ Mike Zaman
Mike Zaman, President/CEO

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